UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	October 14, 2004

DOMINION HOMES, INC.
(Exact name of registrant as specified in its charter)

Ohio	0-23270	31-1393233
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5000 Tuttle Crossing Boulevard, P.O. Box 5000, Dublin, Ohio	43016-5555
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(614) 356-5000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On October 14, 2004, Dominion Homes, Inc., an Ohio corporation (the “Company”), entered into a Separation Agreement and General Release (the “Separation Agreement”) in connection with Jon M. Donnell’s tendering of his resignation as President and Chief Operating Officer and as a Director of the Company to pursue other interests. Under the terms of the Separation Agreement, Mr. Donnell will continue to serve as President and Chief Operating Officer and as a Director of the Company until October 31, 2004 (the “Separation Date”). Mr. Donnell has agreed not to work in the homebuilding industry in Ohio and Kentucky for two years after the Separation Date. The Company has agreed to pay Mr. Donnell his current base salary for the twelve months following the Separation Date (a total gross amount of $550,000) in installments corresponding with the Company’s normal payroll practices; provided, however, that such payments will be reduced, dollar for dollar, upon Mr. Donnell becoming employed. In addition, Mr. Donnell will receive an award under the Company’s 2002 Incentive Plan, prorated for his service through the Separation Date, of $612,500 payable within 15 days of the Separation Date. The Company has also agreed to pay Mr. Donnell’s monthly health insurance premiums for the shorter of 18 months or such time as Mr. Donnell becomes eligible under a group health plan sponsored by another employer and to continue to make payments under Mr. Donnell’s leased automobile until such lease expires on March 20, 2005. Finally, Mr. Donnell has agreed to forfeit any unvested awards of equity compensation he has received from the Company.

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

On October 14, 2004, the Board of Directors of the Company accepted the resignation of Jon M. Donnell as President and Chief Operating Officer and as a Director of the Company, effective October 31, 2004. The Board of Directors of the Company has appointed Douglas G. Borror, the Chairman of the Board and Chief Executive Officer of the Company, to serve as President in addition to his other positions with the Company.

ITEM 7.01 REGULATION FD DISCLOSURE.

The Company is also furnishing the press release announcing Mr. Donnell’s resignation as President and Chief Operating Officer and as a Director of the Company pursuant to Regulation FD (17 CFR §§ 243.100 et seq.).

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits.

Exhibit Number	Description
10.1	Separation Agreement and General Release, dated October 14, 2004, between Jon M. Donnell and the Company.

99.1	Press Release dated October 14, 2004.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DOMINION HOMES, INC.

By:	/s/ Douglas G. Borror
Douglas G. Borror, Chairman of the Board and Chief Executive Officer

Date: October 14, 2004

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